Exhibit 10(35)

AMENDMENT MORTGAGE AND SECURITY AGREEMENT DATED JUNE 30, 2006,

BETWEEN X-RITE, INCORPORATED AND FIFTH THIRD BANK

FOR THE QUARTER ENDED JUNE 28, 2008 (COMMISSION FILE NO. 0-14800)

FIFTH AMENDMENT

TO

X-RITE, INCORPORATED

PROMISSORY NOTE

Original Face Amount	Grand Rapids, Michigan
$13,500,000	Original Issuance Date
June 30, 2006

Reference is made to the $13,500,000 Promissory Note dated June 30, 2006 (as previously amended, and as the same may be further amended or otherwise modified from time to time, the “Note”) issued by X-Rite, Incorporated, a Michigan corporation (the “Borrower”) to Fifth Third Bank, a Michigan banking corporation (together with its successors and assigns, the ‘Lender”).

The Borrower and the Lender hereby agree as follows:

AMENDMENT.

Upon satisfaction of each of the conditions precedent set forth below, the Note shall be amended as follows: the “July 30, 2008” Maturity Date on the first line of the first page of the Note shall be and hereby is deleted and shall be and hereby is replaced with the following date: “August 30, 2008”.

CONDITIONS PRECEDENT.

This Fifth Amendment shall become effective upon the satisfaction of the following conditions precedent:

1. The Borrower shall have paid the Lender all fees due and payable to it pursuant to the Fee Letter by and between the Borrower and the Lender dated the date hereof.

2. The Borrower shall have paid all costs and expenses of, or incurred by, the Lender in connection with the negotiation, preparation, execution and delivery of this Fifth Amendment.

MISCELLANEOUS.

Except as amended or waived hereby, all other terms and provisions of the Note shall remain unamended and unaffected hereby. All terms used but not defined in this Fifth Amendment shall have the meanings given thereto in the Note. This Fifth Amendment shall be affixed to the Note and shall and hereby does become part thereof, and the Borrower shall record this Fifth Amendment in the register regarding this Note maintained by the Borrower.

AMENDMENT MORTGAGE AND SECURITY AGREEMENT DATED JUNE 30, 2006,

BETWEEN X-RITE, INCORPORATED AND FIFTH THIRD BANK

FOR THE QUARTER ENDED JUNE 28, 2008 (COMMISSION FILE NO. 0-14800)

IN WITNESS WHEREOF, X-RITE, INCORPORATED has caused this Fifth Amendment to be executed and delivered by its duly authorized officer this 30th day of July, 2008.

X-RITE, INCORPORATED

By	/s/ David Rawden
David Rawden
Chief Financial Officer

Accepted and Agreed to:

FIFTH THIRD BANK

By	/s/ Scott R. DeMeester
Scott R. DeMeester
Vice President